Exhibit 10.7

AMENDMENT NO. 1 TO

SUN HYDRAULICS CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, SUN HYDRAULICS CORPORATION, a Florida corporation (the "Company"), sponsors the Sun Hydraulics Corporation Employee Stock Purchase Plan (the "Plan"); and

WHEREAS, with certain exceptions not pertinent here, Section 15 of the Plan provides that the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Company desires to revise the Plan to delete the definition of "Enrollment Date" and modify the definition of "Subsidiary"; and

WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend the aforesaid definitions contained in the Plan;

NOW, THEREFORE, be it resolved that Section 2.G. of the Plan is hereby deleted and the words "Offering Date" be substituted for the words "Enrollment Date" in the Plan;

FURTHER RESOLVED, that Section 2.N. of the Plan is hereby amended to read as follows:

N.        "Subsidiary" means a corporation that is a subsidiary of the Company within the meaning thereof as stated in Code Section 424(f). Any Subsidiary located outside the United States and High Country Tek, Inc. shall not participate in the Plan unless designated by the Board of Directors to participate.

FURTHER RESOLVED, that the foregoing amendments shall become effective on and as of July 1, 2017.

All capitalized terms used herein and not defined herein shall have the meanings given to them under the Plan.

IN WITNESS WHEREOF, this Amendment No. 1 to the Sun Hydraulics Corporation Employee Stock Purchase Plan has been adopted by the Board of Directors of the Company as of June 6, 2017.

SUN HYDRAULICS CORPORATION

ATTEST:

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Gregory C. Yadley, SecretaryWolfgang H. Dangel, President and CEO